Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1 INVESTOR HANDOUT MARCH 2021 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on February 25, 2021, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors.

STRATEGY OVERVIEW

- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Other distinguishing factors:
  - 60 years of shareholder dividend increases
  - Common stocks are approximately 40% of investment portfolio
  - 32 years of favorable reserve development

CUMULATIVE TOTAL RETURN*



Cincinnati Financial Corporation
S&P 500 Index
S&P Composite 1500 Property & Casualty Insurance Index
$132
$112
$116
$135
$136
$140
$143
$130
$135
$199
$171
$168
$170
$203
$176
$191
$206
$176
2016
2017
2018
2019
2020
YTD 2-28-21

* $100 invested on December 31, 2015, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31.

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

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Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 3 LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2016 through 2020 averaged 16.5% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 95% to 100% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO -20% -10% 0% 10% 20% 30% 40% -10% -5% 0% 5% 10% 15% 20% 25% 30% 2016 2017 2018 2019 2020 VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Actual VCR: 14.5% 22.9% (0.1)% 30.5% 14.7% Target for the next five-year period: Annual VCR averaging 10% to 13% Investment Income & Other in 2017 includes 7.0% benefit from tax reform V al ue C re at io n Ra ti o To ta l S ha re ho ld er R et ur n

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4 PERFORMANCE TARGETS & TRENDS • 14.7% VCR for 2020 was above target: 10% to 13% annual average over the next five-year period • 5.5% contribution from non-GAAP operating income, 10.5% contribution from investment portfolio net gains and losses (negative 1.3% net contribution from other items) • Related performance drivers at 12-31-20 compared with long-term targets: • 6.1% P&C premiums five-year compound annual growth rate (CAGR), exceeding the industry • 96.1% five-year average combined ratio, within 95% to 100% long-term target range • 3.2% investment income five-year CAGR, 15.9% equity portfolio 5-year compound annual total return versus 15.2% for the S&P 500 Index • Strong full-year 2020 underwriting performance before catastrophe effects; solid cash flow • 4.2 percentage point improvement in combined ratio for accident year 2020 before catastrophe losses • 23% increase in net cash flow from operating activities, to $1.5 billion PANDEMIC FINANCIAL EFFECTS • Premiums: Growth slowed, but 2020 net written premiums still grew 6% • Insured exposure levels were reduced for some lines of business due to economic effects • Growth for net written premiums slowed from 10% growth for 1Q20 and full-year 2019 • Loss and expenses: $85 million full-year 2020 that were pandemic-related • $31 million for business interruption claims (Cincinnati Re or Cincinnati Global) • $30 million legal expenses • $8 million for credit losses-uncollectible premiums • $16 million personal auto policyholder credit

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5 BUSINESS INTERRUPTION • The prevailing view by courts across the country has been that an economic loss alone doesn't qualify as direct physical loss or damage to property, which is the trigger for business interruption coverage. • Includes courts in Alabama, California, Florida, Georgia, Illinois, Iowa, Michigan, Mississippi, New Jersey, New York, Oklahoma, Texas, West Virginia and the District of Columbia. • We’re confident in our legal strategy given our understanding of the law and decisions in the substantial majority of other business interruption court cases rendered to date. STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 12-31-20, no municipal exposure exceeded 0.2% • 40.3% of investment portfolio in common stocks to grow book value • No single security exceeded 7.6% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 7.2% debt-to-total-capital at 12-31-20 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.0-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6 MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Staff specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 28% increase in field staff since the end of 2015, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth over time • 191 appointed in 2020, including 58 for personal lines only, writing an estimated $14 billion in aggregate of annual property casualty premiums from all carriers they represent • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $519 million in full-year 2020 HNW net written premiums, up 27% from 2019 • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk • Cincinnati Global Underwriting Ltd.SM acquisition expected to produce profitable premium growth over time • 6% growth in 2020 P&C net written premiums • Commercial lines up 4%, personal lines up 5%, E&S up 15%, Cincinnati Re up 32%, Cincinnati Global up 26% • Higher average renewal pricing: commercial lines, personal lines and E&S up mid-single-digit percentage rate • Term life insurance earned premiums up 6%

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7 SELECT GROUP OF AGENCIES IN 45 STATES P&C Market Share: 1,848 agency relationships with 2,578 locations Our Commercial Top Five = 37% Ohio, Pennsylvania, Illinois, North Carolina, Indiana Our Personal Top Five = 45% Ohio, Georgia, New York, North Carolina, Illinois 1% and higher Less than 1% Inactive states Headquarters (as of December 31, 2020) Market Share Top Five Ohio: 4.4% Montana: 2.6% Indiana: 2.3% Kentucky: 2.2% Vermont: 2.2% Based on 2019 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES 0.3% 2.4% 5.7% 12.5% 1 year or less 2-5 years 6-10 years 10 years or more ► Cincinnati’s share of $79 billion total* premiums (including approximately $5 billion E&S) produced by currently appointed agencies is approximately 7%. Market share per agency reporting location by year appointed Based on 2019 standard market P&C agency written premiums (Excludes excess and surplus lines) ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 48% since the end of 2010 ─ Agencies appointed during 2016-20 produce $44 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8 CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $6.0 billion 2020 premiums: 59% Commercial 24% Personal 5% Excess & Surplus 5% Life 4% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 60 consecutive years of shareholder dividend increases • Only seven U.S. public companies can match this record • 6.8% increase in 2020 ordinary cash dividends paid • Yield is attractive, 2.5% in early-March 2021 MARKET FOR 75% OF AGENCY’S TYPICAL RISKS 2020 NET EARNED PREMIUMS E&S Lines 5% Commercial Lines 59% Personal Lines 24% Other 7% Life 5% Consolidated $5.980 Billion Commercial Property 17% Commercial Casualty 20% Commercial Auto 13% Workers' Compensation 5% Other Commercial 5% Excess & Surplus 6% Cincinnati Re 5% Cincinnati Global 3% Homeowner 11% Personal Auto 12% Other Personal 3% Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 30% >$100,000; 83% HO accounts include auto Property Casualty $5.691 Billion

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9 Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth & Profit Trends Investment Portfolio Management & Performance Reinsurance Ceded Program & Additional Agency Statistics Financial Strength Ratings & Valuation Comparison to Peers Appendix FOURTH-QUARTER 2020 HIGHLIGHTS • EPS $6.47 per share vs. $3.79 per share in 4Q19 • Non-GAAP operating income rose 29% to $262 million • $2.14 of the $2.68 EPS increase vs. 4Q19 was from the larger 4Q20 increase in the fair value of equity securities still held • Investment income rose 2% • Dividend income was up 7%, interest income was up 2% • Property casualty net written premiums grew 7% • Higher average renewal pricing: commercial lines, personal lines and E&S up mid-single- digit percentage rate • Combined ratio of 87.3%, 4.3 points better than 4Q19 • 4Q20 improvement despite an increase of 1.4 points from catastrophe losses

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10 INCOME AND SHAREHOLDER DIVIDENDS $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 2016 2017 2018 2019 2020 Non-GAAP Operating Income Net Income Ordinary dividends declared 2017 net income included $2.98 benefit from net deferred income tax liability revaluation due to U.S. tax reform Per share basis 2019 net income included $7.90 net investment gain while 2018 included $1.94 net investment loss STRONG OPERATING CASH FLOW CONTRIBUTED TO $475M OF FULL-YEAR 2020 NET PURCHASES IN INVESTMENT PORTFOLIO $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2016 2017 2018 2019 2020 (In millions) Decrease in 2017 reflects $102M increase in catastrophe losses paid

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 11 CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 0% 20% 40% 60% 80% 100% 120% 2011* 2012 2013 2014 2015 2016 2017** 2018 2019 2020 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income 65% average payout for 2011 through 2020 (net income basis) * 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to net catastrophe losses that were a record-high at the time (exceeded in 2020) ** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 12 PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR 32 CONSECUTIVE YEARS $4,737 $5,032 $5,408 $5,746 $6,400 2016 2017 2018 2019 2020 Reserve range at 12-31-20 Low end $5,859 High end $6,543 Carried at 79th percentile (In millions) Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Calendar year development (Favorable) ($168) ($119) ($167) ($248) ($131) GREATER PRICING PRECISION IMPROVING PROFIT MARGINS 80% 82% 84% 86% 88% 90% 0% 4% 8% 12% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention Po lic y re te nt io n A ve ra ge re ne w al p ri ce c ha ng e Commercial auto 2019 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13 COMMERCIAL CASUALTY RATIOS – ACTUAL PAID AT 48 MONTHS INDICATES NO IDENTIFIABLE TREND FOR SOCIAL INFLATION LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-20 50.8% 51.8% 45.1% 50.0% 49.7% 52.8% 53.3% 57.9% 58.3% 57.9% 48.1% 48.8% 40.7% 43.6% 40.0% 37.6% 29.9% 23.5% 12.2% 2.8% 31.9% 30.3% 27.1% 30.6% 28.4% 31.5% 29.9% 21.0% 22.1% 18.6% 18.3% 19.8% 21.7% 21.8% 23.5% 13.1% 11.5% 10.5% 10.3% 10.7% 12.0% 11.4% 13.8% 12.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 2011 2012 2013 2014 2015 2016 2017 '18@36mo '19@24mo '20@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY15 paid ratio at 48 months returned to more typical level, reversing upward direction of AY14 at 48 months Higher umbrella paid losses drove the AY16 increase in the paid ratio at 48 months, but AY17 reversed that upward direction L in e s = R a ti o f o r P a id a t V a ri o u s M e a su re m e n t P o in ts B a rs = E st im a te d U lt im a te L o ss & A L A E R a ti o t o E a rn e d P re m iu m s COMMERCIAL CASUALTY RATIOS – RISING PAID RATIO FOR ACCIDENT YEAR 2014 INFLUENCED PRUDENT RESERVING LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17 48.0% 49.6% 49.5% 51.5% 52.7% 48.2% 50.7% 52.4% 54.7% 56.9% 44.3% 46.1% 45.3% 44.3% 43.0% 33.4% 30.6% 19.8% 12.0% 4.5% 27.8% 29.9% 29.3% 31.9% 30.2% 27.1% 30.6% 20.7% 21.2% 22.9% 21.0% 22.2% 18.6% 18.3% 19.8% 12.2% 10.5% 13.3% 13.1% 11.5% 10.5% 10.3% 10.7% 12.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 2008 2009 2010 2011 2012 2013 2014 '15@36 mo '16@24mo '17@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo AY14 paid ratio increase of 3.5 points (vs. AY13) at 48 months, but is 0.5 points lower than 31.1 average for AY11 & AY12 Estimated ultimate “picks” for more recent years currently assume paid will continue to rise AY09 at 48 months higher than AY08, but AY10 was lower than AY09 L in e s = R a ti o f o r P a id a t V a ri o u s M e a su re m e n t P o in ts B a rs = E st im a te d U lt im a te L o ss & A L A E R a ti o t o E a rn e d P re m iu m s

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 14 PREMIUM GROWTH VS. INDUSTRY 6.1% 5-YEAR CAGR EXCEEDED INDUSTRY’S 4.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2016 2017 2018 2019 2020 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.0 POINTS BETTER 75% 80% 85% 90% 95% 100% 105% 2016 2017 2018 2019 2020 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-20: 5-year = 8.1%, 10-year = 7.6% Statutory combined ratio Industry data excludes mortgage and financial guaranty

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 15 INVESTMENT INCOME 4% GROWTH 2020: DIVIDENDS UP 9%, INTEREST UP 2% (PRETAX) $500 $525 $550 $575 $600 $625 $650 $675 $700 2016 2017 2018 2019 2020 (In millions) Pretax bond yield: 4.60% 4.42% 4.25% 4.10% 4.06% (Bonds at amortized cost) Pretax book yield for bonds acquired in 2020: 3.97% Pretax book yield as of 12-31-20 for bonds maturing in 2021=4.37%, 2022=3.93%, 2023=4.26% Portion of bond portfolio maturing: 4.8% in 2021, 6.7% in 2022, 7.2% in 2023, 16.1% in 2024-25 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION Taxable Fixed Maturities $8.053 Tax-Exempt Fixed Maturities $4.285 Common Equities $8.541 Preferred Equities $0.315 Investment leverage: 199% at December 31, 2020 Bond portfolio fair value exceeds insurance reserves liability by 28% $21.2 billion fair value at December 31, 2020 (in billions)

DIVERSIFIED EQUITY PORTFOLIO*

BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL

December 31, 2020

Sector	CFC	S&P 500 Weightings
Information technology	**28.3%**	27.6%
Financial	**14.2**	10.4
Healthcare	**13.3**	13.5
Industrials	**12.3**	8.4
Consumer discretionary	**8.9**	12.7
Consumer staples	**6.7**	6.5
Materials	**5.1**	2.6
Energy	**3.8**	2.3
Real estate	**2.7**	2.4
Utilities	**2.6**	2.8
Telecomm services	**2.1**	10.8

Portfolio Highlights at 12-31-20

- Apple is largest holding
  - 7.5% of publicly traded common stock portfolio
  - 3.0% of total investment portfolio
  - Next four largest holdings, totaling 16.7% of publicly traded common stock portfolio:
    Microsoft, BlackRock, JPMorgan Chase and Accenture
- 9% increase in 2020 dividend income
- Appreciated value from cost totaled $4.9 billion (pretax)
- Annual portfolio returns: (2020 & 2019)
  14.7% & 31.9% [S&P 500: 18.4% & 31.5%]

* Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP's, one private equity)

BOND PORTFOLIO RISK PROFILE

$12.338 BILLION AT DECEMBER 31, 2020

- Credit risk – A3/A average rating
  - 81.8% are rated investment grade, 4.0% are noninvestment grade, 14.2% are unrated
- Interest rate risk
  - 4.5 years effective duration, 7.5 years weighted average maturity
  - Generally laddered maturity structure
    - 19% of year-end 2020 portfolio matures by the end of 2023, 35% by 2025, 69% by 2030
  - With 40.3% of the investment portfolio invested in common stocks at 12-31-20, we estimated shareholders' equity would decline 4.1% if interest rates were to rise by 100 basis points
- Bond portfolio is well-diversified
  - Largest issuer (corporate bond) = 0.7% of total bond portfolio
  - Municipal bond portfolio, well-diversified with approximately 1,700 issuers
    - $4.285 billion with an average rating of Aa2/AA by Moody's and S&P Global

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission.

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Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 17 SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Major Treaties (Estimated 2021 ceded premiums) Coverage & Retention Summary (As of January 1, 2021) Property catastrophe ($47 million) • Treaty has one reinstatement provision • $114 million of coverage without communicable disease exclusion • Up to $50 million of additional coverage is provided by an aggregate excess of loss catastrophe treaty (Excludes Cincinnati Global) • Retain first $150 million of each loss; $11 million estimated ceded premiums • Cincinnati Re has separate, similar coverage up to $30 million For a single event: • Retain 100% of first $100 million in losses • Retention varies between $100-$800 million • Max exposure for $800M event = $202 million • PML – combined including Cincinnati Re & Cincinnati Global 1-in-100 year event = 3.0% 1-in-250 year = 4.3% (% of shareholders’ equity at 12-31-20) Property per risk & $50 million property excess treaties ($40 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million Casualty per occurrence ($13 million) For a single loss: • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty excess treaties ($3 million for two treaties combined) Workers’ comp, extra-contractual & clash coverage: • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty) Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyd’s of London ADDITIONAL AGENCY STATISTICS • 33% of 2,578 year-end 2020 reporting locations include: • 16% private equity, 11% national brokers, 6% banks • Percentages have approximately doubled in five years • 2020 premium contribution (standard lines market) • 16% private equity-owned agencies 11% national brokers • 7% bank-owned 66% privately-owned or regional/cluster agencies • 4.4% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assured Partners, BroadStreet Partners, EPIC, HUB, Marsh & McLennan, PayneWest, Truist, USI • 97 locations acquired during 2020, including: • 41 by a private equity firm, 29 by a regional or national broker, 19 by another Cincinnati agency, 8 by a non-Cincinnati agency

Copyright © 2021 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 18 FINANCIAL STRENGTH RATINGS COMPARISON A.M. Best Fitch Moody's S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ - - - Travelers A++ AA Aa2 AA Acuity A+ - - A+ Allied A+ - A1 A+ Fireman's Fund A+ - - AA Harleysville A+ - A1 A+ Hartford A+ - A1 A+ Central Mutual A - - - CNA A A+ A2 A+ EMC A - - - Frankenmuth A - - - General Casualty A A+ - A+ Hanover A A A2 A Liberty Mutual A A- A2 A Safeco A A- A2 A Selective A A+ A2 A United Fire Group A - - - West Bend A - - - Westfield A - - - Zurich A - A2 A State Auto A- - - - Source: S&P Global Market Intelligence as of January 10, 2021. Ratings are under continuous review and subject to change and/or affirmation. VALUATION COMPARISON TO PEERS 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 Ratio of closing price on 03-01-21 to latest reported tangible book value